UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 24, 2021, the Audit and Finance Committee (the “Committee”) of the board of directors of CPI Aerostructures, Inc. (the “Company”) determined to engage RSM US LLP (“RSM”) as its principal accountants for the fiscal year ending December 31, 2021 subject to completion of RSM’s client acceptance process. The Committee will dismiss CohnReznick, LLP (“CohnReznick”), which is currently serving as the Company’s independent auditors, upon completion of their audit and the issuance of their report thereon, of the Company's restated consolidated financial statements as of and for the year ended December 31, 2020 and 2019, and their review of the Company’s consolidated financial statements as of and for the quarter ended March 31, 2021.

During the years ended December 31, 2019 and 2020 and the subsequent interim period through November 24, 2021, the Company has not consulted with RSM regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company has given CohnReznick permission to respond fully to the inquiries of the successor principal accountant.

The audit report of CohnReznick on the restated consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2020 and 2019 and for the interim period through November 24, 2021, there were no (i) disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference to the subject matter thereof in connection with its report for such year; or (ii) reportable events.

Pursuant to Item 304(a)(3) of Regulation S-K, a letter addressed to the Securities and Exchange Commission from CohnReznick is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
16.1	Letter from CohnReznick LLP to the Securities and Exchange Commission dated November 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021	CPI AEROSTRUCTURES, INC.

By: /s/ Douglas McCrosson
Douglas McCrosson Chief Executive Officer

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